Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Abolition of Series of Shares of Beneficial Interest (ING VP Growth + Value Portfolio and ING VP Growth Opportunities Portfolio) dated March 25, 2004
- filed herein.
(a)(2) Abolition of Series of Shares of Beneficial Interest (ING VP International Portfolio and ING VP International SmallCap Growth Portfolio) dated February 25, 2004 is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 15, 2004.
(a)(3) Amended Establishment and Designation of Classes (ING VP Financial Services Portfolio), dated February 25, 2004 - filed herein.
(a)(4) Amended Establishment and Designation of Classes dated February 25, 2004F (ING VP Growth + Value Portfolio, ING VP Growth Opportunities Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Magna Cap Portfolio, ING VP International Value Portfolio, ING VP High Yield Bond Portfolio) - filed herein.
(e)(1) Amended and Restated Schedule A with respect to the Investment Management Agreement between ING Variable Products Trust and ING Investments, LLC is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 15, 2004.
(e)(2) Sub-Advisory Agreement between ING Investments, LLC and Clarion CRA Securities, L.P. dated May 3, 2004 is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 15, 2004.
(e)(3) Amended Schedule A with respect to the Sub-Adviser Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 15, 2004.
(e)(4) Amended Schedule A to the Restated Expense Limitation Agreement between ING Variable Products Trust and ING Investments, LLC is incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Form N-1A Registration Statement on April 15, 2004.